As filed with the Securities and Exchange Commission on October 8, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2021

CLOUDERA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38069	26-2922329
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5470 Great America Parkway

Santa Clara, CA 95054

(650) 362-0488

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00005 per share	CLDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Agreement and Plan of Merger, dated as of June 1, 2021 (the “Merger Agreement”), by and among Cloudera, Inc., a Delaware corporation (“Cloudera” or the “Company”), Sky Parent Inc., a Delaware corporation (“Parent”), and Project Sky Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of funds advised by Clayton, Dubilier & Rice LLC and KKR & Co. Inc.

On October 8, 2021 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

On the Closing Date, Merger Sub, as the initial borrower, and the Company, upon consummation of the Merger, as the borrower, entered into (i) that certain First Lien Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, the lenders from time to time party thereto and the subsidiary borrowers from time to time party thereto (the “First Lien Credit Agreement”), which provides for a first lien term loan facility in an aggregate principal amount of up to $1,640,000,000 and a first lien revolving credit facility in an aggregate principal amount of up to $250,000,000 and (ii) that certain Second Lien Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, the lenders from time to time party thereto and the subsidiary borrowers from time to time party thereto (the “Second Lien Credit Agreement”), which provides for a second lien term loan facility in an aggregate principal amount of up to $500,000,000. The First Lien Credit Agreement and the Second Lien Credit Agreement include representations and warranties, covenants, events of default and other provisions that are customary for facilities of their respective types.

Concurrently with the closing of the Merger, the Company repaid all loans and terminated all credit commitments outstanding under that certain Credit Agreement, dated as of December 22, 2020 (as amended, supplemented, waived or otherwise modified from time to time), by and among the Company, the lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At 9:00 a.m., Eastern time on the Closing Date (the “Effective Time”), each share of common stock, par value $0.00005 per share, of the Company (“Common Stock”) outstanding as of immediately prior to the Effective Time (other than Common Stock that is (A) held by the Company as treasury stock, (B) owned by Parent or Merger Sub, (C) owned by any direct or indirect wholly-owned subsidiary of Parent or Merger Sub as of immediately prior to the Effective Time or (D) owned by stockholders of the Company who have not voted in favor of the Merger and have properly and validly exercised their statutory appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware), was converted into the right to receive $16.00 in cash, without interest thereon, subject to any required withholding taxes (the “Merger Consideration”).

In addition, pursuant to the Merger Agreement, at the Effective Time:

•

each then-outstanding, vested and unexercised option to purchase Common Stock (each a “Company Option”) was cancelled, with the holder of such Company Option becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash, less applicable tax withholdings, equal to the product obtained by multiplying (i) the excess of the Merger Consideration over the per share exercise price of such Company Option, by (ii) the number of shares of Common Stock covered by such Company Option immediately prior to the Effective Time;

•

each award of restricted stock units granted under any of the Company’s equity plans (“Company Restricted Stock Unit Award”) that is outstanding immediately prior to the Effective Time and that vests upon the occurrence of the Effective Time by its terms and without any action by the Company shall be cancelled, with the holder of such Company Restricted Stock Unit Award becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash, less applicable tax withholdings, equal to the product obtained by multiplying (i) the Merger Consideration by (ii) the number of shares of Common Stock covered by such Company Restricted Stock Unit Award immediately prior to the Effective Time; and

•

each Company Restricted Stock Unit Award and each performance-based restricted stock unit (“Company Performance Stock Unit Award”), in each case, that is outstanding immediately prior to the Effective Time and that does not vest upon the occurrence of the Effective Time by its terms and without any action by the Company shall, in each case, be cancelled and be converted into the contractual right to receive a payment in an amount in cash (the “Cash Based Award”) equal to the product obtained by multiplying (i) the Merger Consideration by (ii) the number of shares of Company common stock covered by such Company Restricted Stock Unit Award or Company Performance Stock Unit Award immediately prior to the Effective Time (in the case of any Company Performance Stock Unit Award, based on 100% of the shares of Common Stock underlying such award), which Cash Based Award shall be subject to the terms and conditions applicable to such Cash Based Award (except as otherwise provided in the Merger Agreement), including the time-based vesting conditions and any accelerated vesting provisions applicable to such Company Restricted Stock Unit Award or Company Performance Stock Unit Award.

The foregoing description of the Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 1, 2021, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, to delist and deregister the shares of the Company’s Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Company’s Common Stock and suspend the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act. Trading of the Company’s Common Stock on NYSE was halted prior to the opening of trading on the Closing Date.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of the Company’s Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Per Share Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of the Company’s Common Stock ceased to have any rights as shareholders of the Company, other than the right to receive the Per Share Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and Items 1.01, 2.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the Merger, at the Effective Time, each of the following then-existing members of the board of directors of the Company (the “Board”)—Robert Bearden, Paul Cormier, Peter Fenton, Gary Hu, Kevin Klausmeyer, Jesse Lynn, Rosemary Schooler and Michael A. Stankey—ceased serving in such capacity. In accordance with the Merger Agreement, at the Effective Time, Robert Bearden and David Howard were appointed as directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Restated Certificate of Incorporation of the Company was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time (the “Certificate of Incorporation”). In addition, at the Effective Time, the Restated Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time (the “Bylaws”). Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 1, 2021, by and among Cloudera, Inc., Sky Parent Inc. and Project Sky Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to Cloudera, Inc.’s Current Report on Form 8-K, filed June 1, 2021).

3.1	Amended and Restated Certificate of Incorporation of Cloudera, Inc.

3.2	Amended and Restated Bylaws of Cloudera, Inc.

99.1	Press Release, dated October 8, 2021, issued by Cloudera, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2021	Cloudera, Inc.

	By:	/s/ David Howard
	Name:	David Howard
	Title:	Chief Legal Officer

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